Nationwide Mutual Funds

Nationwide Amundi Global High Yield Fund	Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide Amundi Strategic Income Fund	Nationwide HighMark Large Cap Core Equity Fund
Nationwide Bailard Cognitive Value Fund	Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide HighMark Short Term Bond Fund
Nationwide Bailard International Equities Fund	Nationwide HighMark Small Cap Core Fund
Nationwide Bailard Technology & Science Fund	Nationwide High Yield Bond Fund
Nationwide Bond Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bond Index Fund	Nationwide International Index Fund
Nationwide Core Plus Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Diverse Managers Fund	Nationwide Money Market Fund
Nationwide Emerging Markets Debt Fund	Nationwide Portfolio Completion Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Global Equity Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Government Bond Fund	Nationwide World Bond Fund
Nationwide Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Herndon Mid Cap Value Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide HighMark Bond Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated April 29, 2016
to the Statement of Additional Information dated March 1, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective May 1, 2016:

1.
The information in the table regarding the Nationwide HighMark Small Cap Core Fund and Nationwide U.S. Small Cap Value Fund under the “Investment Adviser” section on pages 81-82 of the SAI is deleted in its entirety and replaced with the following:

Fund	Assets	Investment Advisory Fee
Nationwide HighMark Small Cap Core Fund	$0 up to $500 million $500 million and more	0.89% 0.84%
Nationwide U.S. Small Cap Value Fund	$0 up to $500 million $500 million and more	0.89% 0.84%

2.	The following paragraph is added to the end of the “Limitation of Fund Expenses” section on page 83 of the SAI:

In addition to the foregoing, until at least April 30, 2017, NFA has agreed contractually to waive an additional amount of its advisory fee with respect to the Nationwide Mid Cap Market Index Fund equal to 0.01% annually, and with respect to the Nationwide Small Cap Index Fund equal to 0.02% annually.  NFA shall not be entitled to reimbursements of amounts waived pursuant to this separate fee waiver agreement.

Effective immediately:

1.	All references to, and information regarding, Steve Jeneste in the SAI are deleted in their entirety.

2.	All references to, and information regarding, Christopher Bliss in the SAI are deleted in their entirety.

3.	The information in Appendix C to the SAI is supplemented with the following:

Investments in Each Fund

Name of Portfolio Manager	Fund	Dollar Range of Investments in Each Fund (as of December 31, 2015)
BlackRock Investment Management, LLC
Creighton Jue, CFA	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None
Rachel Aguirre	Nationwide International Index Fund Nationwide Mid Cap Market Index Fund Nationwide S&P 500 Index Fund Nationwide Small Cap Index Fund	None

Other Managed Accounts

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2015
BlackRock Investment Management, LLC
Creighton Jue, CFA	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 19 accounts, $5.22 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 9 accounts, $4.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Rachel Aguirre	Mutual Funds: 13 accounts, $14.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 82 accounts, $139.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 64 accounts, $94.08 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

4.
The information related to BlackRock Investment Management, LLC in Appendix C to the SAI, under the section “Description of Compensation Structure, ” is deleted in its entirety and replaced with the following:

BlackRock Investment Management, LLC
Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2015. The information for Mr. Jue and Ms. Aguirre is as of March 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Mason, Jue and Savage and Ms. Aguirre
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Mason, Jue and Savage and Ms. Aguirre is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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